Exhibit 10.3

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated May 30, 2008, is made by RENTECH ENERGY MIDWEST CORPORATION, a corporation organized under the laws of the State of Delaware (the “Borrower”), RENTECH, INC., a corporation organized under the laws of the State of Colorado (“Holdings”) and each of the Subsidiary Guarantors identified on the signature pages hereof (such Subsidiary Guarantors, together with Holdings and the Borrower, are referred to hereinafter each individually as a “Grantor,” and collectively as the “Grantors”) in favor of CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders and collateral agent for the Secured Parties (the “Agent”).  Defined terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Guarantee Agreement (as defined below).

WHEREAS, the Grantors have entered into a Guarantee and Collateral Agreement, dated as of May 30, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), together with Collateral Agent and the Subsidiaries from time to time party thereto.

WHEREAS, under the terms of the Guarantee Agreement, the Grantors have granted to the Collateral Agent, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1.  Grant of Security.  Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in or to any of the Article 9 Collateral (as defined in the Guarantee Agreement, the “Collateral”), including the following Intellectual Property:

(i)           the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii)          the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(iii)           all registered copyrights, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv)           all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v)           any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)           any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2.  Security for Obligations.  The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment or performance, as the case may be, of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.  Recordation.  Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4.  Execution in Counterparts.  This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.  Grants, Rights and Remedies.  This IP Security Agreement has been entered into in conjunction with the provisions of the Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein and, in the event of any conflict between this IP Security Agreement and the Guarantee and Collateral Agreement, the Guarantee and Collateral Agreement shall control.

SECTION 6.  Governing Law.  This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

RENTECH ENERGY MIDWEST CORPORATION

By: /s/ Merrick Kerr
Name: Merrick Kerr
Title:

Address for Notices:
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RENTECH, INC.

By: /s/ Merrick Kerr
Name: Merrick Kerr
Title: CFO

Address for Notices:
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RENTECH DEVELOPMENT CORPORATION

By: /s/ Merrick Kerr
Name: Merrick Kerr
Title:

Address for Notices:
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RENTECH SERVICES CORPORATION

By: /s/ Merrick Kerr
Name: Merrick Kerr
Title:

Address for Notices:
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RENTECH ENERGY TECHNOLOGY CENTER, LLC

By: /s/ Merrick Kerr
Name: Merrick Kerr
Title:

Address for Notices:
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